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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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STRATEGIC DISTRIBUTION, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STRATEGIC DISTRIBUTION, INC.
3220 Tillman Drive
Bensalem, Pennsylvania 19020

NOTICE & PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2004

         To Strategic Distribution Shareholders:

        NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Strategic Distribution, Inc. ("SDI" or the "Company"), a Delaware corporation, will be held on May 19, 2004, at 10:00 a.m., local time, at the offices of Willkie Farr & Gallagher LLP, the Company's counsel, 787 Seventh Avenue, New York, New York 10019-6099, for the following purposes, as more fully described in the accompanying Proxy Statement:

          1.     To elect nine (9) directors to serve for the ensuing year and until their successors are elected ("Proposal I");

          2.     To ratify the appointment of KPMG LLP as independent auditors of SDI for the fiscal year ending December 31, 2004 ("Proposal II"); and

          3.     To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on April 7, 2004 are entitled to receive notice of and to vote at the meeting.

        All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are encouraged to complete, date, sign and mail the enclosed proxy card as promptly as possible in the envelope provided. Shareholders attending the meeting may vote in person even if they have returned a proxy.

        THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THE PROPOSED ACTIONS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES AS DIRECTORS AND FOR PROPOSAL II.

By order of the Board of Directors
William R. Berkley Chairman of the Board of Directors

April 16, 2004

IMPORTANT: Please complete, date, sign and mail promptly the enclosed proxy in the postage-paid envelope provided to assure that your shares are represented at the meeting. If you attend the meeting, you may vote in person if you wish to do so even though you have sent in your proxy.

STRATEGIC DISTRIBUTION, INC.
3220 Tillman Drive
Bensalem, Pennsylvania 19020
Phone: (215) 633-1900

PROXY STATEMENT

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Strategic Distribution, Inc. ("SDI" or the "Company"), for use at the annual meeting of shareholders to be held on May 19, 2004 at 10:00 a.m. New York time at the offices of Willkie Farr & Gallagher LLP, the Company's counsel, 787 Seventh Avenue, New York, New York 10019-6099, and at any adjournment thereof (the "Meeting"). This Proxy Statement and the accompanying 2003 Annual Report of the Company are first being sent, on or about April 16, 2004, to persons who were shareholders of record on April 7, 2004.

        Written communications to the Company should be sent to the Company's office at 3220 Tillman Drive, Suite 200, Bensalem, Pennsylvania 19020. The Company can be reached by telephone at (215) 633-1900.

Matters to be Considered at the Meeting

        At the Meeting, the holders of shares of Common Stock, par value $.10 per share (the "Common Stock"), of the Company will be asked to consider and vote upon two proposals described in this Proxy Statement and on any other matters properly brought before the Meeting.

        The following is a brief summary of the two proposals. The summary is not intended to be a complete statement of all material features of the proposals and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement. The members of the Board of Directors unanimously recommend a vote in favor of the nominees as directors, and in favor of the ratification of the appointment of the Company's independent auditors.

Proposal I

        Proposal I concerns the election of a board of nine (9) directors, all of whom are currently serving as members of the Board of Directors.

Proposal II

        Proposal II concerns the ratification of the appointment of KPMG LLP as the Company's independent auditors.

Voting at the Meeting

        The Board of Directors has fixed the close of business on April 7, 2004 as the record date for the Meeting, and only holders of record of the Common Stock at the close of business on that date are entitled to notice of, and to vote at, the Meeting. On that date, there were outstanding and entitled to vote 2,953,308 shares of the Common Stock, held by approximately 1,400 holders of record. The holders of a majority of the shares of the Common Stock outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Meeting.

        The election of the Board of Directors requires the affirmative vote of a plurality of the shares of the Common Stock present, in person or by proxy, and voting at the Meeting. "Plurality" means that the individuals who receive the greatest number of votes cast "for" are elected as directors up to the maximum number of directors to be chosen at the Meeting. The approval of Proposal II requires the affirmative vote of a majority of the shares of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting.

        Shareholders may cast their votes in favor of or against each matter presented at the Meeting, or shareholders may abstain from voting. Shareholders abstaining will be deemed present at the Meeting for the purpose of determining whether a quorum has been constituted. Broker non-votes will be counted for the purpose of determining whether a quorum has been constituted, but will be disregarded for voting purposes. A broker non-vote is a proxy submitted by a broker in which the broker fails to vote on behalf of a client on a particular matter for lack of instruction when such instruction is required. William R. Berkley beneficially owns approximately 24.47% of the outstanding shares of the Common Stock and has advised the Company that he intends to vote such shares in favor of the proposals described herein.

Proxies

        If the enclosed proxy is properly executed and returned in time for the Meeting, the shares of the Common Stock represented thereby will be voted in accordance with the instructions given thereon. If no instructions are given, such shares will be voted "for" each nominee as director and "for" Proposal II. Proxies will extend to, and be voted at, any adjournment of the Meeting.

        The Board of Directors does not intend to bring before the Meeting any business other than as set forth in this Proxy Statement and has not been informed that any other business is to be presented at the Meeting. However, should any other matter properly come before the Meeting, the proxies confer discretionary authority with respect to acting thereon and it is the intention of the persons named as proxies in the accompanying proxy or their duly authorized and constituted substitutes to vote or act thereon in accordance with their best judgment.

        Any shareholder who has executed and returned a proxy and who for any reason desires to revoke such proxy may do so at any time before the proxy is exercised by giving written notice to the Secretary of the Company at the above address, by voting the shares represented by such proxy in person at the Meeting or by giving a later dated proxy at any time before the shares are voted at the Meeting. Attendance at the Meeting will not, by itself, revoke a proxy.

Expenses of Solicitation

        The costs of the solicitation of proxies will be borne by the Company. Such costs include preparing, printing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy and reimbursing brokerage firms and others for reasonable expenses incurred by them in connection with forwarding proxy solicitation materials to beneficial owners. The solicitation of proxies will be conducted primarily by mail, but may include telephone or other communications by directors, officers or regular employees of the Company acting without special compensation.

DESCRIPTION OF OUTSTANDING CAPITAL STOCK

        The Common Stock is the only class of capital stock of the Company outstanding and entitled to vote. As of April 7, 2004, there were issued and outstanding 2,953,308 shares of the Common Stock. As of April 7, 2004, there were outstanding options issued under the Company's Amended and Restated 1990 Incentive Stock Option Plan (the "1990 Plan") to purchase a total of 29,643 shares of the Common Stock at prices ranging from $3.40 to $64.40 per share, outstanding options issued under the Company's 1999 Incentive Stock Option Plan (the "1999 Plan") to purchase a total of 12,075 shares of the Common Stock at prices ranging from $3.60 to $13.90 per share, and outstanding options issued under the Company's Amended and Restated 1996 Non-Employee Director Stock Plan (the "Director

Stock Plan") to purchase a total of 15,600 shares of the Common Stock at prices ranging from $.10 to $14.05 per share.

        Each share of the Common Stock is entitled to one vote.

        The following Equity Compensation Plan Information is as of December 31, 2003:

	(a)		(c)
		(b)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category		Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation plans approved by security holders	59,879	$22.13	149,000
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	59,879	$22.13	149,000

ELECTION OF DIRECTORS
(PROPOSAL I)

Introduction

        The Board of Directors unanimously recommends that shareholders vote FOR the election as directors of the nominees referred to in this section.

        The following table sets forth each nominee's name, age and the year in which such nominee first became a director:

Name	Position(s)	Age	Year First Became Director
William R. Berkley	Chairman of the Board of Directors and Director of the Company	58	1994
William R. Berkley, Jr.	Director of the Company	31	2001
Andrew M. Bursky	Director of the Company	47	1988
Catherine James Paglia	Director of the Company	51	1990
Robert D. Neary	Director of the Company	70	1999
Jack H. Nusbaum	Director of the Company	63	1996
Joshua A. Polan	Director of the Company	56	1988
Mitchell I. Quain	Director of the Company	52	1995
Ronald C. Whitaker	Director of the Company	56	2001

        Directors are elected to serve for one year or until the next annual meeting of shareholders.

        The nine individuals set forth in the above table are all of the nominees for election as directors at the Meeting. All of the nominees have consented to being named as such in this Proxy Statement and have agreed to serve if elected. If any nominee should become unavailable, the persons voting the proxies solicited hereby may in their discretion vote for a substitute nominee. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Background of Nominees

        The following is a brief account of the business experience of each of the nominees for election as a director. Except as indicated below, there are no family relationships or special understandings pursuant to which such persons have been nominated as directors of the Company. None of the nominees has any substantial interest in any matter to be acted upon, other than the election of directors.

        William R. Berkley has been a member of the Board of Directors since 1994 and was elected Chairman of the Board of Directors in March 2000. Mr. Berkley has served as Chairman of the Board of Directors and Chief Executive Officer of W.R. Berkley Corporation, a publicly held property casualty insurance company, since its formation in 1967. He serves as the Chairman of the Board of Directors or Lead Director of a number of other public and private companies. These include The First Marblehead Corporation, a publicly held provider of outsourcing services for private education lending; Associated Community Bancorp. Inc., a bank holding company which owns all of the issued and outstanding shares of Connecticut Community Bank, N.A., a federally chartered commercial bank; and Interlaken Capital, Inc., a private investment firm ("Interlaken Capital"). Mr. Berkley is Vice-Chairman, and a member of the Executive Committee, of the Board of Trustees of the University of Connecticut; a Trustee and member of the Executive Committee of the Board of Trustees of New York University; Chairman of the Board of Overseers of New York University Stern School of Business; a Director of Georgetown University; and Co-Chairman of the Sabin Vaccine Institute. Mr. Berkley is the father of William R. Berkley, Jr.

        William R. Berkley, Jr. has been a member of the Board of Directors since 2001. He serves as Senior Vice President—Special Operations of W.R. Berkley Corporation, where he has been employed since September 1997. From July 1995 to August 1997, Mr. Berkley served in the Corporate Finance department of Merrill Lynch Investment Company. He is a director of W. R. Berkley Corporation; Associated Community Bancorp, Inc.; Connecticut Community Bank, N.A.; LD Realty Advisors LLC; and Interlaken Capital. Mr. Berkley is the son of William R. Berkley.

        Andrew M. Bursky has been a member of the Board of Directors since July 1988. From July 1988 to March 2000, he served as Chairman of the Board of Directors. He was President of the Company from November 1989 to December 1990. He has been Chairman and Managing Partner of Atlas Holdings LLC since April 2002. From June 1999 until April 2002, he was a Managing Partner of Pegasus Investors, L.P., a private investment firm. Mr. Bursky is a director of several private companies in which he is an investor.

        Catherine James Paglia has been a member of the Board of Directors since 1990. She has been working full-time as a Director of Enterprise Asset Management, Inc. since June 1999. Ms. Paglia served as Executive Vice President and Chief Financial Officer of Fine Host Corporation, a contract food service company, from April 1997 to September 1998. She served as Chief Financial Officer of the Company from February 1996 to April 1997, served as Executive Vice President of the Company from January 1989 to April 1997, and served as Secretary and Treasurer of the Company from December 1989 to April 1997. She was Chief Financial Officer of the Company from January 1989 to September 1993. From 1990 to April 1997, Ms. Paglia served as a Managing Director of Interlaken Capital and, from 1982 through 1988, was employed by Morgan Stanley & Co. Incorporated, serving as a Managing Director in the corporate finance area during the last two years of her tenure. Ms. Paglia is a director of Prima Energy Corporation.

        Robert D. Neary has been a member of the Board of Directors since January 1999. He is retired Co-Chairman of Ernst & Young, and currently is Chairman of the Board of Trustees of the Armada Funds. Mr. Neary is a director of Commercial Metals Company.

        Jack H. Nusbaum has been a member of the Board of Directors since 1996. He is Chairman of the law firm of Willkie Farr & Gallagher LLP where he has been a partner for more than the last five years. He also is a director of W.R. Berkley Corporation and The Topps Company, Inc.

        Joshua A. Polan has been a member of the Board of Directors since 1988. Mr. Polan is a Managing Director of Berkley Capital, LLC, a wholly-owned subsidiary of W.R. Berkley Corporation. He has been an executive officer of Interlaken Capital since June 1988, currently serving as a Managing Director. For more than the five years prior to June 1988, Mr. Polan was a partner in the accounting firm of Touche Ross & Co. He is currently a director of FLOORgraphics, Inc., a point of purchase media company.

        Mitchell I. Quain has been a member of the Board of Directors since 1995. He is presently Chairman of Register.com. From 1997 through 2001 he was Head of The Industrial Manufacturing Group at ABN Amro and predecessor companies, most recently as Vice-Chairman. For more than five years prior to May 1997, Mr. Quain was a Managing Director of Schroder Wertheim & Company. Mr. Quain is also a director of MagneTek, Inc., and Titan International. Mr. Quain is Chairman of the Board of Overseers of the School of Engineering and Applied Sciences at the University of Pennsylvania where he also serves on the Board of Trustees, and is a member of the Board of Trustees of Curry College, Milton, Massachusetts.

        Ronald C. Whitaker has been a member of the Board of Directors since 2001. He is presently the President and Chief Executive Officer of HYCO International. Mr. Whitaker served as President and Chief Executive Officer of the Company from September 2000 to January of 2003. From July 1999 to September 2000, Mr. Whitaker was an Operating Partner of Pegasus Investors, L.P., and from

October 1996 to July 1999 served as President and Chief Executive Officer of Johnson Worldwide Associates, a worldwide producer of outdoor sporting goods. Prior to October 1996, he held the positions of President, Chief Executive Officer and/or Chairman at various manufacturing companies, including EWI (Studebaker) Inc., Colt's Manufacturing and Wheelabrator Corporation. He is currently a director of Weirton Steel Corporation and Firearms Training Systems, and serves on the Board of Trustees of The College of Wooster.

        Fine Host Corporation, of which Ms. Paglia was Executive Vice President and Chief Financial Officer from April 1997 to September 1998, filed a Chapter 11 petition for reorganization under Federal bankruptcy laws in January 1999.

        The Board of Directors recommends that shareholders vote FOR the election of each of the nominees as Directors.

APPROVAL OF INDEPENDENT AUDITORS
(PROPOSAL II)

        The Board of Directors unanimously recommends that shareholders vote FOR this Proposal II.

        KPMG LLP has been appointed by the Board of Directors as independent auditors of the Company, to audit the financial statements of the Company for the fiscal year ending December 31, 2004. The Board of Directors is submitting this matter to a vote of shareholders in order to ascertain their views. If the appointment of KPMG LLP is not ratified at the Meeting, the Board of Directors will reconsider its action and will appoint auditors for the 2004 fiscal year without further shareholder action. Further, even if the appointment of auditors is ratified by shareholder action, the Board of Directors may at any time in the future in its discretion reconsider the appointment of auditors without submitting the matter to a vote of shareholders. The audit of the Company for fiscal 2003 was conducted by KPMG LLP.

        Audit Fees:    During the Company's fiscal years ended December 31, 2003 and 2002, the Company paid KPMG LLP fees for audit services totaling $208,500 and $216,550, respectively.

        Audit Related Fees:    The Company did not engage KPMG LLP to provide other audit related services during the fiscal years ended December 31, 2003 and 2002.

        Tax Fees:    During the Company's fiscal year ended December 31, 2002, the Company paid KPMG LLP fees for consultation related to state sales and use tax matters totaling $5,257. The Company did not engage KPMG LLP to provide tax related services during the fiscal year ended December 31, 2003.

        All Other Fees:    During the Company's fiscal years ended December 31, 2003 and 2002, the Company did not engage KPMG LLP to provide other services.

        During the fiscal years ended December 31, 2003 and 2002, the Audit Committee approved all fees paid to KPMG LLP.

        A representative of KPMG LLP is expected to attend the Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the Meeting.

        The affirmative vote of a majority of the shares of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to approve this Proposal II. Broker non-votes will be disregarded for voting purposes and will have no effect on the outcome of the vote on this Proposal II; however, an abstention on this Proposal II will have the effect of a negative vote.

        The Board of Directors recommends that shareholders vote FOR this Proposal II.

COMMITTEES AND MEETINGS

        During the fiscal year ended December 31, 2003, the Board of Directors held four meetings and acted four times by unanimous written consent. With the exception of Mr. Bursky who attended 66.6% of the meetings of the Audit Committee, each of the directors who was a director for the full year attended at least 75% of the total number of meetings of the Board and meetings of the Committees of which the director was a member.

        The Board has four standing committees: the Executive Committee, the Stock Option and Compensation Committee, the Audit Committee and the Section 162(m) Committee.

        The Board has reviewed the qualifications for each of its members and determined that each director other than Mr. Whitaker, is independent, as such term is defined under the current listing standards of the NASDAQ National Market. Mr. Whitaker was President and Chief Executive Officer of the Company until January 15, 2003 and, therefore, will not be considered independent until January 15, 2006. As noted under Transactions with Affiliates, the Company has retained Willkie Farr & Gallagher LLP as its legal counsel on certain matters during its last fiscal year and anticipates it will continue such relationship with the firm in this fiscal year. Since Mr. Nusbaum is the Chairman of Willkie Farr & Gallagher LLP, the Board considers Mr. Nusbaum not to be independent even though he may qualify as an independent director under the listing standards of the NASDAQ National Market in any given fiscal year.

        The Executive Committee, composed of William R. Berkley, Jack H. Nusbaum and Ronald C. Whitaker, has the authority, with the authorization of the Board of Directors, to exercise all of the powers and authority of the Board to the extent permitted under the laws of the State of Delaware and the Company's Second Restated Certificate of Incorporation and By-laws. The Executive Committee met once and acted once by unanimous written consent during 2003.

        The Stock Option and Compensation Committee, composed of Andrew M. Bursky and Joshua A. Polan, establishes the general compensation policies of the Company and the specific compensation level for the Company's executive officers. The Stock Option and Compensation Committee also administers the Director Stock Plan and, prior to the formation of the Section 162(m) Committee, administered the 1990 Plan. The Stock Option and Compensation Committee did not hold any official meetings or act by unanimous written consent in 2003.

        The Audit Committee, composed of Robert D. Neary, Andrew M. Bursky and Mitchell I. Quain, undertakes those tasks which, in its judgment, most effectively contribute to the integrity of the Company's financial reporting process. In particular, the Audit Committee makes recommendations concerning the engagement of independent public accountants, approves the plans and results of the audit engagement, approves professional services provided by the independent public accountants, considers audit and non-audit fees, and reviews the Company's internal controls with management and the independent public accountants. The Audit Committee held six meetings but did not act by unanimous written consent in 2003. Messrs. Neary and Quain attended all of the meetings. Mr. Bursky attended four of the meetings. The Board of Directors has determined that all of the members of the Audit Committee are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board has also determined that each of Mr. Neary and Mr.Quain qualifies as an audit committee financial expert as defined under the Securities Exchange Act of 1934, as amended. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit "A" to this Proxy Statement.

        The Section 162(m) Committee is composed of Mitchell I. Quain and Robert D. Neary, and has the authority to administer the 1990 Plan and approve all options granted thereunder, as well as all options granted under the 1999 Plan. The Section 162(m) Committee did not hold any official meetings and did not act by unanimous written consent in 2003.

Nomination of Directors

        The Company does not have a nominating committee. Nominations for the election of directors at annual meetings have generally been handled by the full Board (although the current slate of directors also has been approved by a majority of independent directors). Due to the fact that at least 7 of the 9 directors are independent, including the Chairman of the Board of Directors, the Company does not foresee the need to establish a separate nominating committee. Future candidates for director will either be (i) recommended by a majority of the independent directors for selection by the Board or (ii) discussed by the full Board and approved for nomination by the affirmative vote of a majority of the Board, including the affirmative vote of a majority of the independent directors.

        SDI has not engaged, nor does it believe that it is necessary to engage, any third party to assist it in identifying director candidates, and it has never received a proposed candidate from a source outside of the Company. The Company has not, to date, implemented a policy with regard to the consideration of any director candidates recommended by its shareholders, although the Company is currently reviewing alternative policies and intends to have a policy in place before the end of the 2004 fiscal year. Until such time as such a policy is in place, the Board will consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate's name, credentials, contact information and his or her consent to be considered as a candidate to the Company's Vice President of Law, 3220 Tillman Drive, Suite 200, Bensalem, Pennsylvania 19020. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Board evaluates candidates based on financial literacy, knowledge of the Company's industry or other background relevant to the Company's needs, status as a stakeholder in the Company, independence (for purposes of compliance with the rules of the SEC and the listing standards of the NASDAQ National Market), and willingness, ability and availability for service.

COMPENSATION OF DIRECTORS

        During the fiscal year ended December 31, 2003, in consideration of services rendered during 2003, each of the non-employee members of the Board of Directors received, under the Director Stock Plan, non-qualified options to purchase 400 shares of the Common Stock with an exercise price of $14.05 per share. Under the Director Stock Plan, each of the Company's directors who is not an employee of the Company will automatically be granted an option to purchase 400 shares of the Common Stock on December 31 of each year. All options are granted at a price equal to the fair market value of the Common Stock on the date of grant, and have a maximum term of five years. During 2003, each non-employee director of the Company received a cash fee of $3,000 in consideration of each meeting of the Board attended by the director. In addition, each non-employee director who served on a committee of the Board (other than the Audit Committee) during 2003, and who remained a director at the end of 2003, received a cash fee of $1,000. During 2003, the Chairman of the Audit Committee received $5,000 and the other members of the Audit Committee received $3,000 for serving on such committee. During 2004, each non-employee director of the Company will receive a cash fee of $3,000 in consideration of each meeting of the Board attended by the director. In addition, each non-employee director who serves on a committee of the Board during 2004 (other than the Audit Committee), and who remains a director at the end of 2004, will receive a cash fee of $1,000. During 2004, each member of the Audit Committee will receive the following fees, in addition to any other director or committee fees: (i) for the Chairman of the Committee, $2,500 for each regular meeting attended up to a total of $5,000, and (ii) for other members of the Committee, $1,500 for each meeting attended, up to a total of $3,000. The Company also has a general policy to reimburse members of the Board of Directors for all reasonable expenses incurred in connection with their attendance at directors' meetings.

IDENTIFICATION OF EXECUTIVE OFFICERS

Name	Executive Position and Offices Held	Executive Officer Since	Term Expires	Age
Donald C. Woodring	President and Chief Executive Officer	2003	2004	41
Richard S. Martin	Chief Financial Officer, Treasurer	2003	2004	40
Francis M. Shea	Chief Operating Officer	2003	2004	49
David J. Wheat	Vice President, Law and Secretary	2003	2004	51
David L. Courtright	Chief Accounting Officer, Controller and Assistant Treasurer	1998	2004	50

Background of Executive Officers

        The following is a brief account of the business experience of each of the persons listed in the foregoing table. There are no family relationships or special understandings pursuant to which such persons have been elected as officers of the Company except as described below. None of the officers has any substantial interest in any matter to be acted upon.

        Mr. Woodring has served as the Company's CEO since May of 2003, after holding other executive support and operating roles in the Company. He joined SDI in December 2000 after consulting for the Company. Prior to establishing his own consulting company in October 1999, Mr. Woodring was the Vice-President of Logistics for Pameco Corp., a wholesale distributor of HVAC/R products, from February 1998 to October 1999 and held the same position with EMCO, Ltd., a Canadian and US based wholesale distributor of plumbing and PVF products, from February 1997 to February 1998. Prior to that, Mr. Woodring was Senior Vice-President of Metro Canada Logistics, a third party logistics company, from October 1993 to January 1998 and General Manager, Mexico for Exel Logistics, a third party logistics company, from January 1987 to October 1993, leaving briefly to support his family's business. Mr. Woodring earned a BS degree from Penn State in Business Logistics.

        Mr. Martin joined SDI as Chief Financial Officer and Treasurer of the Company in May of 2003. Mr. Martin has over 15 years of domestic and international finance and accounting experience. Prior to joining SDI, Mr. Martin served as the Vice President of Finance & Tax, Treasurer and Principal Accounting Officer at Maxxim Medical from 2000 to 2002, Vice President of Finance & Tax, Treasurer and Principal Accounting Officer at Pameco Corporation from 1998 to 2000 and was a manager at United Parcel Service from 1991 to 1998. Mr. Martin received his B.S. Degree in Accounting from the University of Connecticut and his M.S. Degree in Taxation from the University of Hartford. He is a Certified Public Accountant and a Certified Treasury Professional.

        Mr. Shea was appointed as Chief Operating Officer of the Company in May of 2003. Mr. Shea joined the Company in June of 1996 to start up and grow the Company's new subsidiary in Mexico, Strategic Distribution de Mexico ("SDM"). Mr. Shea has been the President/Director General of SDM since that time and for all of the Company's operations in North America. Prior to joining the Company, Mr. Shea was employed at The Norton Company as Field Sales Manager in charge of sales and distribution for the Abrasive Marketing Group (Western Region). Mr. Shea also held the position of the Manager of Norton International Inc., Norton Company's Mexican entity during his 17 years with Norton. Mr. Shea received his BA from Trinity College (Connecticut) and his Master's Degree in International Affairs (Economics) from Florida State University.

        Mr. Wheat was appointed as Secretary of the Company in May of 2003 and has served as the Company's Vice President of Law since March of 2001. From February 2000 to October 2000, Mr. Wheat was Vice President and General Counsel of Nikolai.com, Inc. Mr. Wheat's prior experience includes four years with American Express from 1984 to 1988 and 11 years with the Pet Valu group of companies from 1988 to 1999, where he led the development and launch of the U.S. Franchise Program in his capacity of Vice President, Franchise Development and served as Lead In-House Counsel for Pet Valu's IPO and Rights Offering. Mr. Wheat received a Bachelor of Arts degree in Foreign Languages from the University of Toronto, Ontario, Canada, and a Master in Business Administration from York University, Toronto, Ontario, Canada. He earned a Bachelor of Law (LL.B.) from Osgoode Hall Law School of York University, Toronto, Ontario, Canada. Mr. Wheat has been a member of the Ontario bar since 1982 and a member of the New York Bar since 1992.

        Mr. Courtright has served as Chief Accounting Officer and Controller of the Company since March 1998. From 1991 until joining the Company in September 1997, Mr. Courtright operated his own financial consulting business, primarily providing services related to business mergers, acquisitions and divestitures. From April 1987 until December 1990, Mr. Courtright served as Assistant Corporate Controller of the Pullman Company, a diversified manufacturer of industrial products. For twelve years prior to joining the Pullman Company, Mr. Courtright practiced as a certified public accountant, most recently as Senior Manager with Coopers & Lybrand.

REPORT OF THE STOCK OPTION AND
COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Stock Option and Compensation Committee of the Board of Directors (the "Compensation Committee") establishes the general compensation policies of the Company and the specific compensation level for the Company's executive officers. The Compensation Committee also reviews the levels of compensation of senior officers of the Company's subsidiaries. The Compensation Committee is composed of Andrew M. Bursky and Joshua A. Polan.

CEO Compensation

        The Compensation Committee establishes the Chief Executive Officer's ("CEO") salary by considering the compensation packages of CEO's of comparably-sized companies, and by considering the type of compensation package that would be necessary in order to retain a Chief Executive Officer with the skills and experience necessary to achieve the goals that the Board of Directors had established for the Company. The Compensation Committee relied on its general knowledge of the industry and made a subjective determination based thereon. A bonus in the amount of $66,600 was awarded to the CEO of the Company for 2003, based on the Compensation Committee's subjective evaluation of the Company's performance in 2003.

Compensation of Executive Officers Generally

        The Compensation Committee believes that the compensation of executive officers of the Company should be heavily influenced by Company performance, as measured by achievement of operating, financial and strategic objectives. It further believes that Company performance should be viewed both from a short-term and a long-term perspective. The compensation levels of the Company's executive officers and of the senior officers of the Company's subsidiaries are set with a view to aligning compensation with the Company's business objectives and performance. The Compensation Committee also believes it is important to use compensation to enable the Company to attract and reward officers who contribute to the Company's long-term success. To these ends, the Company relies on cash compensation consisting of base salary and individual bonus awards and stock based compensation in the form of stock options. Bonuses in the aggregate amount of $144,100 were awarded to all executive officers of the Company for 2003, based on the Compensation Committee's subjective evaluation of the Company's performance in 2003.

        Stock options are granted to executive officers based on an evaluation of the executive's ability to influence the Company's long-term growth and profitability. In the case of senior officers employed by subsidiaries, the subsidiary's financial performance and potential future contributions to overall corporate profitability are also taken into account. No stock options were granted to executive officers during 2003.

        Because none of the executive officers of the Company receives annual compensation in excess of $1 million, the Compensation Committee has not addressed all issues related to the annual deduction limit of $1 million for compensation paid to executive officers, which limit is set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee believes that in today's competitive environment, it may be necessary to consider factors other than the deductibility of compensation in attracting and retaining qualified executive officers to serve with the Company and therefore remains flexible in this regard.

                      COMPENSATION COMMITTEE

                      Andrew M. Bursky
                      Joshua A. Polan

April 16, 2004

        The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934 as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS

        No executive officer of the Company serves as a member of the board of directors or compensation committee of any entitiy that has an executive officer serving as a member of the Company's Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE (1)

        The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility to oversee the process of financial reporting by the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

(1)
This Section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services provided by the independent auditors with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. Upon the recommendation of the Audit Committee, the Board of Directors has appointed KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. The Board of Directors is submitting the appointment of KPMG LLP to the shareholders for ratification.

Robert D. Neary, Chairman
Andrew M. Bursky
Mitchell I. Quain

EXECUTIVE COMPENSATION

        The following table sets forth all the cash and non-cash compensation for the fiscal year ended December 31, 2003, and for each of the prior two fiscal years, awarded to or earned by the Chief Executive Officer; the Chief Financial Officer, Treasurer; the Chief Operating Officer; the Vice President, Law and Secretary; and the Chief Accounting Officer and Controller of the Company. No other person who served as an executive officer of the Company as of December 31, 2003 earned more than $100,000 in salary and bonus in any of the three fiscal years ended December 31, 2003.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position						Securities Underlying Options (#)	All Other Compensation ($)
	Year	Salary ($)		Bonus ($)
Donald C. Woodring(1) President and Chief Executive Officer	2003 2002 2001	$ $ $	236,000 206,000 200,000	$ $	66,600 60,000 -0-	-0- -0- 7,500	$ $ $	14,100 13,800 78,700	(2) (3) (4)
Ronald C. Whitaker(5) President and Chief Executive Officer	2003 2002 2001	$ $ $	15,000 400,000 400,000		-0- -0- -0-	-0- -0- 15,000		$66,000 -0- -0-	(6)
Richard S. Martin(7) Chief Financial Officer, Treasurer	2003		$112,000		$27,500	-0-		$31,300	(8)
Michael F. Bonner(9) Chief Financial Officer, Treasurer	2003 2002 2001	$ $ $	81,000 206,000 200,000		$-0- 50,000 -0-	-0- -0- 2,000	$ $ $	113,500 6,350 2,625	(10) (11) (12)
Francis M. Shea(13) Chief Operating Officer	2003 2002 2001	$ $ $	204,000 178,000 160,000	$ $	50,000 65,000 -0-	-0- -0- 2,000	$ $ $	5,100 4,500 5,800	(12) (12) (12)
David J. Wheat(14) Vice President, Law and Secretary	2003 2002 2001	$ $ $	160,000 154,000 112,000		$-0- 20,000 -0-	-0- -0- 1,500	$ $	4,800 2,500 -0-	(12) (12)
David L. Courtright Chief Accounting Officer and Controller	2003 2002 2001	$ $ $	129,000 123,000 115,000		$-0- 15,000 -0-	-0- -0- -0-	$ $ $	3,000 2,750 2,625	(12) (12) (12)

(1)
Mr. Woodring was appointed President and Chief Executive Officer on May 14, 2003. Mr. Woodring served as Executive Vice President from January 1, 2003 to May 13, 2003 and his compensation in such capacity is included in his salary for 2003.

(2)
Represents payments made by the Company for a leased automobile provided for use by the executive officer ($8,100) and contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($6,000).

(3)
Represents payments made by the Company for a leased automobile provided for use by the executive officer ($7,800) and contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($6,000).

(4)
Represents relocation expenses reimbursed by the Company ($68,100), payments made by the Company for a leased automobile provided for use by the executive officer ($7,800) and contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($2,800).

(5)
Mr. Whitaker's employment with the Company terminated on January 15, 2003.

(6)
Mr. Whitaker received $66,000 in October 2003 for relinquishing vested and unexercised options on 10,000 shares of common stock.

(7)
Mr. Martin's employment with the Company commenced on May 16, 2003.

(8)
Represents relocation expenses reimbursed by the Company.

(9)
Mr. Bonner's employment with the Company terminated on May 16, 2003.

(10)
Represents severance payments ($108,000), contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($2,700) and an automobile allowance ($2,800).

(11)
Represents contributions made by the Company on behalf of the executive officer to the Company's Retirement Savings Plan ($2,750) and an automobile allowance ($3,600).

(12)
Represents contributions made by the Company on behalf of the executive officers to the Company's Retirement Savings Plan

(13)
Mr. Shea was appointed Chief Operating Officer on May 14, 2003.

(14)
Mr. Wheat was appointed Vice President, Law and Secretary on May 14, 2003.

Option Grants in Last Fiscal Year

        No stock options were granted during 2003 to the persons named in the Summary Compensation Table in their capacity as executive officers of the Company. On December 31, 2003, Mr. Whitaker received options to purchase 400 shares of Common Stock in his capacity as a non-employee Director of the Company.

Aggregated Option Exercises in Last Fiscal Year
and Year-End Option Values

        The following table indicates, for all persons named in the Summary Compensation Table, their year-end option holdings, information relating to option exercises during 2003 and the value of in-the-money unexercised options at December 31, 2003. Only Messrs. Bonner and Shea exercised options during 2003.

			Number of Securities Underlying Unexercised Options at Year-End (#)		Value of Unexercised In-the-Money Options at Year-End ($)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable(1)	Unexercisable(1)
Donald C. Woodring	-0-	-0-	3,750	3,750	$39,188	$39,188
Ronald C. Whitaker	-0-	-0-	400	-0-	-0-	-0-
Richard S. Martin	-0-	-0-	-0-	-0-	-0-	-0-
Michael F. Bonner	1,000	$7,600	-0-	-0-	-0-	-0-
Francis M. Shea	1,000	$10,100	5,150	1,250	-0-	-0-
David J. Wheat	-0-	-0-	-0-	1,500	-0-	$15,975
David L. Courtright	-0-	-0-	1,410	100	-0-	-0-

(1)
The fiscal year-end closing price of the Common Stock was $14.05.

Employment Contracts, Termination of Employment and
Change in Control Agreements

        Mr. Woodring entered into a letter agreement with the Company in November of 2000 relating to his employment with the Company as Senior Vice President, Field Support. Under the letter agreement, Mr. Woodring is entitled to a base salary of $200,000, a $800 per month car allowance and twelve months of severance plus benefits if Mr. Woodring's employment is terminated for reasons other than cause. Pursuant to the terms of the letter of employment between the Company and Mr. Woodring, Mr. Woodring is entitled at his discretion to trigger the Company's obligation to pay him one year's severance plus benefits upon a change in control. As Chief Executive Officer of the Company, Mr. Woodring's current base salary is $250,000. The letter agreement does not have a stated employment term, and the severance provisions of the letter agreement will remain in effect for so long as Mr. Woodring remains employed by the Company.

        Mr. Bonner entered into a letter agreement with the Company in March 2000 relating to his employment with the Company as Vice President and Chief Financial Officer. Under the letter agreement, Mr. Bonner was entitled to base salary of $200,000 while employed and nine months severance if Mr. Bonner's employment was terminated by the Company for reasons other than cause. The letter agreement did not have a stated employment term, and the severance provisions of the letter agreement remained in effect through Mr. Bonner's employment with the Company. In connection with Mr. Bonner's termination of employment with the Company on May 16, 2003, the Company paid Mr. Bonner a severance amount of $108,000.

        Mr. Martin entered into a letter agreement with the Company in April of 2003 relating to his employment with the Company as Chief Financial Officer. Under the letter agreement, Mr. Martin is entitled to a base salary of $180,000, a minimum bonus of $20,000 per annum and twelve months of severance if Mr. Martin's employment is terminated by the Company for reasons other than cause. The letter agreement does not have a stated employment term, and the severance provisions of the letter agreement will remain in effect for so long as Mr. Martin remains employed by the Company.

COMPANY STOCK PERFORMANCE GRAPH

        Set forth below is a graph comparing the yearly cumulative total shareholder return on the Company's Common Stock with the yearly cumulative total shareholder return of the NASDAQ Market Index and an index of a group of peer companies selected by the Company. The comparison of total shareholder returns assumes that $100 was invested on December 31, 1998 in each of the Company, the NASDAQ Market Index and the peer group index, and that dividends were reinvested when and as paid. The companies in the peer group are, Noland Company, MSC Industrial Direct Co., Inc., JLK Direct Distribution, Inc., and Industrial Distribution Group, Inc. The Company is not included in the peer group. In calculating the yearly cumulative total shareholder return of the peer group index, the shareholder returns of the companies included in the peer group are weighted according to the stock market capitalizations of such companies at the beginning of each period for which a return is indicated.

	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03
Strategic Distribution Inc.	$100	$59	$18	$25	$52	$78
Nasdaq US	$100	$185	$112	$89	$61	$92
Custom Composite Index (5 Stocks)	$100	$69	$86	$94	$94	$133

        The Custom Composite Index consists of Lawson Products, Inc., Noland Company, MSC Industrial Direct Co., Inc., JLK Direct Distribution, Inc. (through 3Q00) and Industrial Distribution Group, Inc.

        The price of the Common Stock on December 31, 2003, as reflected in the December 31, 2003 shareholder return in the Performance Graph, represents the last reported sale price of the Common Stock on the NASDAQ National Market on December 31, 2003, the last trading date in 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth certain information, as of April 7, 2004, concerning beneficial ownership of the Common Stock (calculated based on 2,953,308 shares outstanding) by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of the Common Stock, (ii) each director of the Company and each nominee to become a director, (iii) each executive officer of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.

Title of Class	Name and Address of Beneficial Owner(a)	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	William R. Berkley Director, Chairman of the Board	724,775	(b)	24.52%
Common Stock	William R. Berkley, Jr. Director	35,466	(c)	1.20%
Common Stock	Andrew M. Bursky Director	100,496	(d)	3.40%
Common Stock	Catherine James Paglia Director	64,941	(e)	2.19%
Common Stock	Robert D. Neary Director	7,000	(f)	*
Common Stock	Jack H. Nusbaum Director	3,000	(g)	*
Common Stock	Joshua A. Polan Director	24,417	(h)	*
Common Stock	Mitchell I. Quain Director	21,749	(i)	*
Common Stock	Ronald C. Whitaker Director	1,400	(j)	*
Common Stock	Donald C. Woodring President and Chief Executive Officer	7,321	(k)	*
Common Stock	Richard S. Martin Chief Financial Officer, Treasurer	0		*
Common Stock	Francis. M. Shea Chief Operating Officer	6,900	(l)	*
Common Stock	David J. Wheat Vice President, Law, Secretary	0		*
Common Stock	David L. Courtright Controller and Chief Accounting Officer	1,510	(m)	*
Common Stock	Steel Partners II, L.P.	289,489	(n)	9.80%
Common Stock	Nader Tavakoli	246,821	(o)	8.36%
Common Stock	Mariel Capital Management, Inc.	227,431	(p)	7.70%
Common Stock	Dimensional Fund Advisors Inc.	202,717	(q)	6.86%
Common Stock	Royce & Associates, Inc.	174,690	(r)	5.92%
Common Stock	Fifth Third Bancorp	173,000	(s)	5.86%
Common Stock	All executive officers and directors (including nominees) as a group (14 persons)	998,975	(t)	33.44%

*
Owns less than 1% of the outstanding shares of the Common Stock.

(a)
The business address of William R. Berkley is 475 Steamboat Road, Greenwich, Connecticut 06830. The business address of Steel Partners II, L. P. is set forth in footnote (n). The business address of Nader Tavakoli is set forth in footnote (o). The business address of Mariel Capital Management, Inc. is set forth in footnote (p). The business address of Dimensional Fund Advisors Inc. is set forth in footnote (q). The business address of Royce & Associates, Inc. is set forth in footnote (r). The business address of Fifth Third Bancorp is set forth in footnote (s).

(b)
Includes: (i) 2,000 shares of Common Stock which are subject to currently exercisable stock options held by Mr. Berkley, (ii) 38,841 shares of Common Stock held by The Berkley Family Limited Partnership (as a general partner of The Berkley Family Limited Partnership, Mr. Berkley may be deemed to be the beneficial owner of such shares); (iii) 30,766 shares of Common Stock held by William R. Berkley, Jr. and Marjorie J. Berkley, as Trustees of the Trust for the Benefit of William R. Berkley, Jr., a trust for which Mr. Berkley's spouse is the trustee and his son is the beneficiary (as a result of his spouse's acting as trustee, Mr. Berkley may be deemed to be the beneficial owner of such shares); and (iv) 30,766 shares of Common Stock directly by Lauren Elizabeth Berkley and Marjorie J. Berkley, as Trustees of the Trust for the Benefit of Lauren Elizabeth Berkley, a trust for which Mr. Berkley's spouse is the trustee and his daughter is the beneficiary (as a result of his spouse's acting as trustee, Mr. Berkley may be deemed to be the beneficial owner of such shares). The number of outstanding shares used for calculating percent class is 2,955,308.

(c)
Includes (i) 1,200 shares of Common Stock which are subject to currently exercisable stock options held by Mr. Berkley, and (ii) 30,766 shares of Common Stock directly held by William R. Berkley, Jr. and Marjorie J. Berkley, as Trustees of the Trust for the Benefit of William R. Berkley, Jr.; since Mr. Berkley is the beneficiary and co-trustee of this trust, he may be deemed to be the beneficial owner of the shares held by the trust. The number of outstanding shares used for calculating percent of class is 2,954,508.

(d)
Includes (i) 2,000 shares of the Common Stock held in trust for Mr. Bursky's minor children, and (ii) 2,000 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Bursky. Mr. Bursky is the trustee of the trust which hold shares of the Common Stock for his minor children, and as such he may be deemed to be the beneficial owner of such shares. The number of outstanding shares used for calculating percent of class is 2,955,308.

(e)
Includes 7,000 shares of the Common Stock which are subject to currently exercisable stock options held by Ms. Paglia. The number of outstanding shares used for calculating percent of class is 2,960,308.

(f)
Includes 2,000 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Neary.

(g)
Includes 2,000 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Nusbaum.

(h)
Includes 2,000 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Polan, and 5,000 shares held by Mr. Polan's spouse.

(i)
Includes (i) 2,000 shares of Common Stock which are subject to currently exercisable stock options held by Mr. Quain (ii) 2,600 shares of the Common Stock held by the Samuel Quain Trust, (iii) 2,600 shares of the Common Stock held by the Rhonda Quain Trust, (iv) 2,600 shares of the Common Stock held by the Michelle Quain Trust and (v) 2,600 shares of the Common Stock held by the Jacob Quain Trust (collectively, the "Trusts"). Mr. Quain is Trustee of the Trusts and, as such, may be deemed to be beneficial owner of the shares held by the Trusts.

(j)
Includes 400 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Whitaker.

(k)
Includes 5,625 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Woodring.

(l)
Includes 5,900 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Shea.

(m)
Includes 1,510 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Courtright.

(n)
The business address of Steel Partners II, L.P. ("Steel Partners") is 590 Madison Avenue, 32nd Floor, New York, New York 10022. Information regarding Steel Partners has been obtained by the Company from a 13 G filed by Steel Partners with the Securities and Exchange Commission on or about January 29, 2004.

(o)
The business address of Nader Tavakoli is 551 Fifth Avenue, 34th Floor, New York, NY 10176. Information regarding Nader Tavakoli has been obtained by the Company from a 13G filed by Nader Tavakoli with the Securities and Exchange Commission on or about February 13, 2004.

(p)
The business address of Mariel Capital Management, Inc. is 551 Fifth Avenue, 34th Floor, New York, NY 10176. Information regarding Mariel Capital Management, Inc. has been obtained by the Company from a 13G filed by Mariel Capital Management, Inc. with the Securities and Exchange Commission on or about February 13, 2004.

(q)
The business address of Dimensional Fund Advisors Inc. ("Dimensional") is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Information regarding Dimensional has been obtained by the Company from a Schedule 13G filed by Dimensional with the Securities and Exchange Commission on or about February 6, 2004. Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 202,717 shares of the Common Stock as of December 31, 2003, all of which shares are held by advisory clients of Dimensional, no one of which, to the knowledge of Dimensional, owns more than 5% of the class. Dimensional disclaims beneficial ownership of all such shares.

(r)
The business address of Royce & Associates, Inc. ("Royce") is 1414 Avenue of the Americas, New York, NY 10019. Information regarding Royce has been obtained by the Company from a Schedule 13G filed by Royce with the Securities and Exchange Commission on or about February 6, 2004. Royce is a registered investment adviser.

(s)
The business address of Fifth Third Bancorp ("Fifth Third") is Fifth Third Center, Cincinnati, Ohio 45263. Information regarding Fifth Third has been obtained by the Company from a Schedule 13G filed by Fifth Third with the Securities and Exchange Commission on or about February 13, 2004. The 222,700 shares of the Common Stock are held by Fifth Third's subsidiary, Fifth Third Bank.

(t)
Includes 33,635 shares of the Common Stock which are subject to options held by executive officers and directors of the Company that are currently exercisable or will become exercisable within 60 days. The number of outstanding shares used for calculating percent of class is 2,986,943.

TRANSACTIONS WITH AFFILIATES

        The Company has retained Willkie Farr & Gallagher LLP as its legal counsel on certain matters during its last fiscal year, and anticipates it will continue such relationship with the firm in this fiscal year. Mr. Nusbaum, a director of the Company, is Chairman of Willkie Farr & Gallagher LLP.

        The Company believes that the foregoing transactions were on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company will engage in transactions with affiliated parties only if they satisfy the foregoing criteria.

SHAREHOLDER PROPOSALS

        Any shareholder who wishes to submit proposals for consideration at the Company's 2005 Annual Meeting of Shareholders, and who wishes to have it set forth in the Company's proxy statement for such annual meeting and identified in the form of proxy proposed by the Company in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must notify the Company in writing by notice delivered or mailed by first class U. S. mail to Strategic Distribution, Inc., c/o Donald C. Woodring, President and Chief Executive Officer, 3220 Tillman Drive, Suite 200, Bensalem, Pennsylvania 19020, in such a manner that such notice is received by the Company not later than December 16, 2004. Any such notice shall set forth: (1) the name and address of the shareholder and the proposal to be introduced; (2) the number of shares of share held of record, owned beneficially and represented by proxy by such shareholder as of the date of such notice; and (3) a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the 2005 Annual Meeting of Shareholders may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

        With respect to a proposal submitted by a shareholder for the 2005 Annual Meeting of Shareholders outside of the process of Rule 14a-8 for which notice of the proposal is not received by the Company (at the address stated above) on or before March 1, 2005, the proxy to be solicited on behalf of the Board for the next annual meeting may confer discretionary authority to vote on any such proposal properly coming before such meeting.

Shareholder Communication With The Board

        The Company does not have a formal procedure for shareholder communication with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company's Vice President of Law, 3220 Tillman Drive, Suite 200, Bensalem, Pennsylvania, 19020 with a request to forward the same to the intended recipient.

        In accordance with Company policy, all of the directors are expected to attend the Annual Meeting of Shareholders unless they have an unavoidable conflict. All of the directors attended the 2003 Annual Meeting of Shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Except as set forth below, to the Company's knowledge, each person who at any time during 2003 was a director, executive officer or beneficial owner of more than ten percent of the Common Stock filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

MISCELLANEOUS

        A copy of the Company's Annual Report for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, has been delivered free of charge to shareholders with this solicitation. A copy of the Company's Annual Report on Form 10-K, including exhibits if requested, will be furnished upon the payment of a reasonable fee to cover the Company's expense in reproducing and mailing same, to each shareholder who mails a written request therefor to: Strategic Distribution, Inc., 3220 Tillman Drive, Suite 200, Bensalem, Pennsylvania, 19020, attention: Shareholder Services.

        Please complete, date, sign and mail promptly the accompanying proxy in the postage-paid envelope enclosed for your convenience. The signing of the proxy will not prevent your attending the Meeting and voting in person.

Bensalem, Pennsylvania
April 16, 2004

EXHIBIT A

STRATEGIC DISTRIBUTION, INC.
AUDIT COMMITTEE CHARTER

Statement of Policy

        The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation as set forth in more detail in this Charter.

        The Audit Committee's responsibility is principally one of oversight. The Corporation's management is responsible for the preparation, presentation and integrity of the Corporation's financial statements and disclosures, and the independent auditors are responsible for auditing year-end financial statements and reviewing quarterly financial statements. It is not the duty of the Committee to certify the Corporation's financial statements, to guarantee the independent auditors' work or to plan or conduct audits. The Committee shall be entitled to rely on the expertise, skills and knowledge of management and the independent auditors as well as the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibility of management or the independent auditors.

Organization and Composition

        The Audit Committee of the Board of Directors shall be composed of not less than three independent directors, appointed annually by the Board of Directors. The members shall meet such requirements as are established for them pursuant to law or the rules of the Securities and Exchange Commission ("SEC") or any other applicable regulatory authority or securities exchange or trading system, and, to the extent practicable, at least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the SEC. The Chairman of the Audit Committee shall be designated by the Board of Directors.

        Except for fees paid by the Corporation for service on the Audit Committee or as a member of the Board of Directors, no member of the Audit Committee shall accept any consulting, advisory or other compensatory fee from the Corporation.

Meetings

        The Audit Committee shall meet as frequently as circumstances dictate but no less frequently than four times a year. A majority of the members of the Audit Committee shall constitute a quorum. Meeting agenda will be provided to Committee members in advance of the meeting, along with appropriate meeting materials. The Audit Committee shall maintain minutes or other records of its meetings and activities.

Authority and Responsibilities

        In performing its oversight function, the Audit Committee shall undertake those tasks, which, in its judgment, most effectively contribute to the integrity of the financial reporting process. In particular, the Audit Committee shall:

  •
  Seek to encourage a "tone at the top" or environment within the Corporation that encourages integrity in financial reporting.

  •
  Possess, along with the Board, ultimate authority and responsibility for the selection, evaluation, and where appropriate, replacement of the independent auditors so that the independent auditors shall ultimately be accountable to the Audit Committee as the representatives of shareholder interests.

  •
  Meet with the independent auditors to inquire into the scope of the audit proposed for the current year and significant audit procedures to be utilized,and the adequacy of material accounting and financial controls.

  •
  In consultation with the management and the independent auditors, consider the integrity of the Corporation's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

  •
  Approve any non-audit services to be provided by the independent auditors prior to engaging them for such purpose. In determining whether to grant such approval, the Audit Committee shall consider whether the provision of non-audit services is compatible with maintaining the auditors' independence, including, but not limited to, the nature and scope of the specific services to be performed and whether the audit process would require the auditors to review any advice rendered by their firm in connection with the provision of such non-audit services.

  •
  Review and pre-approve all fees paid to the independent auditors for audit and non-audit services.

  •
  Prior to releasing the year-end earnings discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  •
  Discuss the financial statements contained in the annual report with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements and discuss the auditors' judgment about the quality, and not just the acceptability, of the accounting principles and disclosures and any year-to-year changes.

  •
  Review with financial management and the independent auditors the Corporation's quarterly financial results prior to the release of earnings. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Audit Committee may represent the Audit Committee for purposes of this review.

  •
  Review matters relevant to the independence of the independent auditors, receive from the independent auditors written statements delineating all relationships between the auditors and the Corporation, consistent with the Independence Standards Board Standard 1; engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors, and take, or recommend that the Board take, appropriate action to ensure the independence of the auditors.

  •
  Obtain and review on an annual basis a report by the independent auditor describing the independent auditor's internal quality control procedures; any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor; and any steps taken to deal with any such issues.

  •
  Provide appropriate opportunity for the independent auditors to meet with the Audit Committee without management present.

  •
  Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submissions of concerns by employees regarding accounting and auditing matters.

  •
  Investigate any matter brought to the Audit Committee's attention within the scope of its duties, which, in its judgment, warrants investigation; possess the power to retain independent counsel, accountants, consultants or others at the Corporation's expense for that purpose and reviewing accounts and financial personnel.

  •
  Annually prepare a report to shareholders as required by the SEC. The report should be included in the Corporation's annual proxy statement.

  •
  Review with management any actions taken to effect compliance with any code or standards of conduct adopted by the Corporation or the Board of Directors.

  •
  Confer as necessary with the Corporation's legal counsel regarding legal compliance or other matters that could have a material impact on the Corporation's financial statements.

  •
  Periodically report to the Board of Directors on significant results of the foregoing activities.

  •
  Review disclosures made by the CEO and CFO during the Form 10-K and Form 10-Q certification process concerning significant deficiencies, if any, in the design and operation of internal controls or any fraud involving management or other employees of the Corporation who have a significant role in the Corporation's internal controls.

  •
  Review and reassess the adequacy of this Charter annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

Adopted: April 7, 2004

STRATEGIC DISTRIBUTION, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF SHAREHOLDERS, MAY 19, 2004

        The undersigned shareholder(s) of Strategic Distribution, Inc. (the "Company") hereby appoints David L. Courtright, William L. Mahone and David J. Wheat (collectively, the "Proxies"), and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with the power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed below, at the Annual Meeting of Shareholders to be held at the offices of the Company's counsel, Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York on May 19, 2004 at 10:00 a.m. local time, and at any adjournments thereof, for the transaction of the following business:

/x/  PLEASE MARK VOTES AS IN THIS EXAMPLE
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS

Proposal I.  Please indicate your vote for the Directors. The nominees are William R. Berkley, William R. Berkley, Jr., Andrew M. Bursky,
Catherine James Paglia, Robert D. Neary, Jack H. Nusbaum, Joshua A. Polan, Mitchell I. Quain and Ronald C. Whitaker.

Election of Directors                For / /        Withheld / /

For all nominees, except the following:

PROPOSAL II.  To ratify the appointment of KPMG LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 2004.

For / /        Against / /        Abstain / /

(Continued on Other Side)

        WHEN PROPERLY EXECUTED, THE PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW. YOU NEED NOT MARK ANY BOXES. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE "FOR" EACH PROPOSAL AND IN THEIR DISCRETION FOR ANY OTHER MATTERS COMING BEFORE THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

        The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on May 19, 2004 and the Proxy Statement dated April 16, 2004.

Date:

Signature:

Date:

Signature:

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, trustee or guardian, please give full title as such.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE
ENCLOSED ENVELOPE.

QuickLinks

Voting at the Meeting
DESCRIPTION OF OUTSTANDING CAPITAL STOCK
ELECTION OF DIRECTORS (PROPOSAL I)
APPROVAL OF INDEPENDENT AUDITORS (PROPOSAL II)
COMMITTEES AND MEETINGS
COMPENSATION OF DIRECTORS
IDENTIFICATION OF EXECUTIVE OFFICERS
REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS
REPORT OF THE AUDIT COMMITTEE (1)
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values
Employment Contracts, Termination of Employment and Change in Control Agreements
COMPANY STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
TRANSACTIONS WITH AFFILIATES
SHAREHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MISCELLANEOUS
STRATEGIC DISTRIBUTION, INC. AUDIT COMMITTEE CHARTER